FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund

(the “Fund”)

Supplement dated August 7, 2025 to the
Prospectus and Statement of Additional Information (“SAI”),

each dated August 31, 2024, as supplemented

The shareholder meeting previously disclosed in the May 15, 2025 supplement to the Fund’s Prospectus and SAI has been adjourned and will reconvene on September 4, 2025 at the principal executive offices of Financial Investors Trust, located at 1290 Broadway, Suite 1000, Denver, CO 80203, at 10:00 a.m., Mountain Time. At that meeting, shareholders of the Fund as of June 10, 2025 will be asked to consider and vote on an Agreement and Plan of Reorganization with respect to the reorganization of the Fund into correspondingly named series of a new trust.

For additional information regarding the proposed reorganization, please see the supplement to the Fund’s Prospectus and SAI dated May 15, 2025.

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Please retain this supplement with your Prospectus and
Statement of Additional Information.